Drilling units, machinery and equipment, net	6 Months Ended
Jun. 30, 2017
Drilling Units, Machinery And Equipment, Net [Abstract]
Drilling units, machinery and equipment, net
7.  Drilling units, machinery and equipment, net:
The amounts in the accompanying condensed consolidated balance sheets are analyzed as follows:
	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2016	$3,691,939	(1,253,647)	2,438,292
Additions	7,572	-	7,572
Disposal of assets	(1,042)	713	(329)
Assets transferred as held for sale	(600,576)	541,568	(59,008)
Depreciation	-	(61,928)	(61,928)
Balance June 30, 2017	$3,097,893	(773,294)	2,324,599

On February 21, 2017, the Company's Board of Directors announced the availability for sale of the Leiv Eiriksson and the Eirik Raude. Consequently, the Company has classified the two drilling units as held for sale, as all criteria required for their classification as "Assets held for sale" were met and has ceased depreciation for these drilling units. As of June 30, 2017 the two drilling units were measured at the lower of their carrying amounts or fair values less costs to sell at the date of the classification. As a result no loss has been recognized in the period ended June 30, 2017.
As of June 30, 2017, all of the Company's drilling units, apart from the Ocean Rig Paros have been pledged as collateral to secure the Company's 6.50% Senior Secured Notes due 2017, the $462,000 Senior Secured Credit Facility and the Term Loan B facilities discussed in Note 9.